UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			May 20, 2021

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter)			(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.			73-1481638

Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of OGE Energy Corp. (the "Company") held on May 20, 2021, the shareholders:

•Elected 10 members of the Board of Directors;
•Ratified the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2021;
•Approved, on an advisory basis, named executive officer compensation;
•Did not approve the amendment of the restated certificate of incorporation and by-laws to permit shareholders to act by written consent; and
•The shareholder proposal regarding simple majority vote received 86 percent of the votes cast but less than the 80 percent of the outstanding votes required to implement the changes.
The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each of such matters, were as stated below.

Proposal No. 1:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors

Terms Expiring in 2022
Frank A. Bozich	134,299,528	3,988,503	765,551	29,033,953
Peter D. Clarke	133,095,388	5,169,589	788,605	29,033,953
Luke R. Corbett	134,591,756	3,723,834	737,992	29,033,953
David L. Hauser	135,739,722	2,431,635	882,225	29,033,953
Luther C. Kissam, IV	136,821,063	1,314,481	918,038	29,033,953
Judy R. McReynolds	109,202,157	29,182,293	669,132	29,033,953
David E. Rainbolt	135,039,490	3,299,723	714,369	29,033,953
J. Michael Sanner	135,033,516	3,254,810	765,256	29,033,953
Sheila G. Talton	134,650,992	3,734,033	668,557	29,033,953
Sean Trauschke	132,518,504	5,233,804	1,301,274	29,033,953

Proposal No. 2:	Votes For	Votes Against	Abstentions
Ratification of the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2021	165,344,646	1,691,191	1,051,698

Proposal No. 3:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	131,046,726	5,748,281	2,258,575	29,033,953

Proposal No. 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment of the restated certificate of incorporation and by-laws to permit shareholders to act by written consent	132,740,860	5,407,603	905,119	29,033,953

Proposal No. 5:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal regarding simple majority vote	118,612,750	18,919,757	1,521,075	29,033,953

Item 8.01. Other Events

The Company's Board of Directors declared a third quarter dividend of $0.4025 per common share of stock, to be paid July 30, 2021, to shareholders of record July 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

May 26, 2021